                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 31, 2005

LEHMAN ABS CORPORATION (as Depositor under the Amended and Restated Trust
Agreement dated as of August 1, 2005, providing for the issuance of GreenPoint
Mortgage Funding Trust, Series 2005-HE3)

                             Lehman ABS Corporation
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   333-116432                  13-3447441
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      Of Incorporation)             File Number)             Identification No.)

     745 Seventh Avenue, 7th Floor
          New York, New York                                         10019
----------------------------------------                      ------------------
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (212) 526-7000

                                    No Change
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         The Registrant registered issuances of its GreenPoint Mortgage Funding
Trust 2005-HE3 securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration
Statement on Form S-3 (Registration File No. 333-1016432) (the "Registration
Statement"). Pursuant to the Registration Statement, the Registrant issued
$417,199,000 aggregate principal amount of its GreenPoint Mortgage Funding Trust
2005-HE3 Asset-Backed Notes, Series 2005-HE3, Class A Notes (the "Class A
Notes") on August 25, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 18,
2005, as supplemented by the Prospectus Supplement dated August 18, 2005 (the
"Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below), the Indenture (as defined below) and other operative agreements executed in connection with the issuance of the Class A Notes, a form of which was filed as an exhibit to the Registration Statement.

         The Class A Notes were issued pursuant to an Indenture (the
"Indenture"), attached hereto as Exhibit 4.2, dated as of August 1, 2005, between GreenPoint Mortgage Funding Trust 2005-HE3, as Issuer (the "Issuer") and
LaSalle Bank National Association, as Indenture Trustee, and are secured by a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate first and second lien revolving home equity lines of credit (the
"Mortgage Loans") with an aggregate outstanding principal balance of approximately $433,679,576 as of August 1, 2005. The Issuer is governed pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of August 1, 2005, among Lehman ABS Corporation, as Depositor, LaSalle Bank National Association, as Administrator and Wilmington
Trust Company, as Owner Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     4.1  Amended and Restated Trust Agreement dated as of August 1, 2005, among
          Lehman ABS Corporation, as Depositor, LaSalle Bank National
          Association, as Administrator and Wilmington Trust Company, as Owner
          Trustee.

     4.2  Indenture dated as of August 1, 2005, between GreenPoint Mortgage
          Funding Trust 2005-HE3, as Issuer and LaSalle Bank National
          Association, as Indenture Trustee.

     99.1 Transfer and Servicing Agreement dated as of August 1, 2005, among
          GreenPoint Mortgage Funding Trust 2005-HE3, as Issuer, Lehman ABS
          Corporation, as Depositor, GreenPoint Mortgage Funding, Inc., as
          Master Servicer and LaSalle Bank National Association, as Indenture
          Trustee.

     99.2 Mortgage Loan Sale and Assignment Agreement dated as of August 1,
          2005, between Lehman Brothers Holdings Inc., as Seller and Lehman ABS
          Corporation, as Purchaser.

     99.3 GreenPoint Reconstituted Servicing Agreement dated as of August1,
          2005, among Lehman Brothers Holdings, Inc., LaSalle Bank National
          Association, as Indenture Trustee and GreenPoint Mortgage Funding,
          Inc., as Servicer.

     99.4 Administration Agreement dated as of August 1, 2005, among GreenPoint
          Mortgage Funding Trust 2005-HE3, as Issuer, LaSalle Bank National
          Association, as Administrator, Wilmington Trust Company, as Owner
          Trustee, and Lehman ABS Corporation, as Depositor.

     99.5 Ambac Assurance Corporation Certificate Guaranty Insurance Policy No.
          AB0917BE for $417,199,000 and Endorsement for the Class A Note.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LEHMAN ABS CORPORATION

                                              By: /s/ Thomas J. O'Hara
                                                 ----------------------------
                                              Name: Thomas J. O'Hara
                                              Title: Senior Vice President

Dated:  August 31, 2005

                                  EXHIBIT INDEX

-------- -----------------------------------------------------------------------
 4.1     Amended and Restated Trust Agreement dated as of August 1, 2005, among
         Lehman ABS Corporation, as Depositor, LaSalle Bank National
         Association, as Administrator and Wilmington Trust Company, as Owner
         Trustee.
-------- -----------------------------------------------------------------------
 4.2     Indenture dated as of August 1, 2005, between GreenPoint
         Mortgage Funding Trust 2005-HE3, as Issuer and LaSalle Bank
         National Association, as Indenture Trustee.
-------- -----------------------------------------------------------------------
 99.1    Transfer and Servicing Agreement dated as of August 1,
         2005, among GreenPoint Mortgage Funding Trust 2005-HE3, as
         Issuer, Lehman ABS Corporation, as Depositor, GreenPoint
         Mortgage Funding, Inc., as Master Servicer and LaSalle Bank
         National Association, as Indenture Trustee.
-------- -----------------------------------------------------------------------
 99.2    Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2005, between Lehman Brothers Holdings Inc., as Seller and Lehman ABS
         Corporation, as Purchaser.
-------- -----------------------------------------------------------------------
 99.3    GreenPoint Reconstituted Servicing Agreement dated as of August 1,
         2005, among Lehman Brothers Holdings, Inc., LaSalle Bank National
         Association, as Indenture Trustee and GreenPoint Mortgage Funding,
         Inc., as Servicer.
-------- -----------------------------------------------------------------------
 99.4    Administration Agreement dated as of August 1, 2005, among
         GreenPoint Mortgage Funding Trust 2005-HE3, as Issuer,
         LaSalle Bank National Association, as Administrator,
         Wilmington Trust Company, as Owner Trustee, and Lehman ABS
         Corporation, as Depositor.
-------- -----------------------------------------------------------------------
 99.5    Ambac Assurance Corporation Certificate Guaranty Insurance Policy
         No. AB0917BE for $417,199,000 and Endorsement for the Class A Note.
-------- -----------------------------------------------------------------------